                      EIGHTH AMENDMENT TO CREDIT AGREEMENT


         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 17, 1996, by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").

                                   RECITALS:

         WHEREAS the Borrower, certain lenders, the Agent, Mellon Bank, N.A., as Issuing Bank, and certain Co-Agents entered into a Credit Agreement, dated as of June 30, 1994, as amended as of January 6, 1995, May 22, 1995, June 15, 1995, November 20, 1995, March 4, 1996, May 20, 1996 and September 18, 1996 (as so amended, the "Original Agreement"), pursuant to which the Lenders have extended credit to the Borrower;

         WHEREAS, the Borrower and the Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to make certain changes therein with respect to rates of interest and letter of credit fees;

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

         Section 1. Amendments to Sections 2.06 (b) and 2.17 (d) of original Agreement. (A) Section 2.06 (b) of the Original Agreement is hereby amended by adding thereto, as a new paragraph (iv) thereof, the following:

                  (iv) Notwithstanding clause (ii) above, but subject to clause
         (iii) above, the Applicable Margin for the Euro-Rate Option for all Loans for the period from December 23, 1996 through March 31, 1997 shall be 1.25%.

                  (b) Section 2.17 (d) of the Original Agreement is hereby amended by adding immediately before the "." at the end of the first sentence thereof the following: "provided, however, that for the period from December 23, 1996 through March 31, 1997, such fee shall be equal to 0.75% for Trade Letters of Credit and 1.25% for Standby Letters of Credit".

         Section 2. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that the representations and warranties set forth in the Original Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date), and that no Event of Default or Potential Default has occurred and is
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continuing or exists on and as of the date hereof.

         Section 3. Miscellaneous. (a) This Eighth Amendment upon execution and delivery hereof by all of the Lenders, the Borrower and the Agent.

                  (b) The original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.

                  (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

                  (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

                                 STEEL DYNAMICS, INC.

                                 By /s/
                                   ----------------------------------------
                                          Tracy Shellabarger

                                 MELLON BANK, N.A., as Lender and as Agent


                                 By /s/
                                   ----------------------------------------
                                         Roger N. Stanier, Vice President

                                 KREDITANSTALT FUR WIEDERAUFBAU as
                                 Senior Co-Agent

                                 By /s/ (undecipherable)
                                   ----------------------------------------


                                 BANQUE NATIONALE DE PARIS
                                 as Senior Co-Agent


                                 By /s/ (undecipherable)
                                   ----------------------------------------
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                                 COMERICA BANK
                                   as Senior Co-Agent


                                 By /s/ (undecipherable)
                                   ----------------------------------------


                                 BANK ONE INDIANAPOLIS, NATIONAL
                                 ASSOCIATION as Co-Agent


                                 By /s/ (undecipherable)
                                   ----------------------------------------


                                 NBD BANK, N.A.
                                   as Co-Agent

                                 By /s/ (undecipherable)
                                   ----------------------------------------

                                 THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                 as Co-Agent

                                 By /s/
                                   ----------------------------------------
                                    Hiroaki Nakamura, Joint General Manager

                                 BANK AUSTRIA AKTIENGESELLSCHAFT
                                   as Co-Agent

                                 By /s/ (undecipherable)
                                   ----------------------------------------

                                 FORT WAYNE NATIONAL BANK

                                 By /s/
                                   ----------------------------------------
                                   Gerald P. Witte, Senior Vice President

                                 WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE, NEW YORK BRANCH


                                 By /s/ (undecipherable)
                                   ----------------------------------------

                                 NATIONAL CITY BANK, INDIANA


                                 By /s/ (undecipherable)
                                   ----------------------------------------